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                                                                    EXHIBIT 10.2


                                   AMENDMENT

                                    TO THE

                            HOB ENTERTAINMENT, INC.

                             AMENDED AND RESTATED

                            1993 STOCK OPTION PLAN

         HOB Entertainment, Inc., a corporation organized under the laws of State of Delaware (the "Company"), hereby adopts this Amendment to the HOB Entertainment, Inc. Amended and Restated 1993 Stock Option Plan (the "Plan").

              WHEREAS, the Company has previously adopted the Plan which, among other things, contemplated the issuance of options to purchase up to an aggregate of 11,500,166 shares of Common Stock of the Company;

              WHEREAS, the Company's Board of Directors and stockholders have determined that it is in the best interests of the Company to authorize the issuance of additional shares to purchase Common Stock, at the discretion of the Committee (as defined in the Plan)and to make an appropriate amendment to the Plan to approve such issuances.

         NOW, THEREFORE, the Plan is hereby amended as follows:

              Amendment to Section 1.4. The second sentence of Section 1.4 is
              ------------------------
hereby deleted and replaced to read in its entirety as follows:

              The aggregate number of shares of Common Stock to be issued upon exercise of all options granted under the Plan shall not exceed 30,500,166 shares, subject to adjustment as set forth in Section
                                                                       -------
              3.1 hereof.
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                          (Signature Page Follows)
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          I hereby certify that the foregoing Plan Amendment was duly adopted by the Board of Directors of HOB Entertainment, Inc., effective as of January 19, 1999.

          Executed on this ______ day of October, 1999.




                                          /s/ Joseph C. Kaczorowski
                                          -------------------------
                                                  Secretary

          I hereby certify that the foregoing Plan Amendment was duly approved by the stockholders of HOB Entertainment, Inc., effective as of September 10, 1999.

          Executed on this ______ day of October, 1999.




                                          /s/ Joseph C. Kaczorowski
                                          -------------------------
                                                    Secretary